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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2002





                             MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                 01-19826                52-1604305
     ----------------        ----------------       -------------------
     (State or other         (Commission File          (IRS Employer
     Jurisdiction of             Number)            Identification No.)
     Incorporation)


               160 South Industrial Blvd., Calhoun, Georgia 30701
    ------------------------------------------------------------------------
          (Address, including zip code, of principal executive offices)





                                 (706) 629-7721
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events
         ------------

         Mohawk Industries, Inc. ("Mohawk") reclassified certain prior period financial statement balances to conform to current presentations to include shipping and handling costs in cost of sales rather than net sales. The consolidated supplemental statements of earnings are included in Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         C. Exhibits

         99.1 Consolidated Supplemental Statements of Earnings Data.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Mohawk Industries, Inc.





Date: February 8, 2002                    By: /s/ Frank H. Boykin
                                             -------------------------------
                                                  Frank H. Boykin
                                                VP & Corporate Controller

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                                INDEX TO EXHIBITS

         Exhibit
         -------

         99.1     Consolidated Supplemental Statements of Earnings Data.